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                                                                      EXHIBIT 10


Consent of Independent Auditors

We consent to the references to our firm under the captions "Independent Auditors" and "Experts" and to the use of our report on the financial statements of First SAFECO National Life Insurance Company of New
York, dated February 14, 1997, in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, No. 333-17095) and related Prospectus of SAFECO Separate Account S dated March 21, 1997.


/S/ ERNST & YOUNG LLP

Seattle, Washington
March 3, 1997